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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 10, 1996
                                                        (August 27, 1996)




                               APPLIED POWER INC.
             (Exact name of Registrant as specified in its charter)


        WISCONSIN                   1-11288                    39-0168610
(State of incorporation)     (Commission File No.)     (I.R.S. Employer Id. No.)


                         13000 WEST SILVER SPRING DRIVE
                            BUTLER, WISCONSIN  53007
          MAILING ADDRESS:  P. O. BOX 325, MILWAUKEE, WISCONSIN  53201
              (Address of principal executive offices) (Zip Code)

                                 (414) 781-6600
              (Registrant's telephone number, including area code)






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Item 5.     Other Events

     On August 27, 1996, Applied Power Inc. and its Wright Line subsidiary issued a press release announcing the signing of a definitive agreement to acquire the net assets of Everest Electronic Equipment, Inc. for approximately $52 million. Everest Electronic Equipment, Inc., based in Anaheim, California, manufactures custom and standard electronic enclosures used primarily by the computer, telecom, and datacom industries and will be integrated with Applied Power's Wright Line segment. The press release is incorporated herein by reference to Exhibit 99 of this Report, to which the reader is referred for more information.


Item 7.     Financial Statements and Exhibits

  (c)  Exhibits:

       See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.








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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        APPLIED POWER INC.



Date:  September 10, 1996               By: /s/Robert C. Arzbaecher
                                            ---------------------------
                                            Robert C. Arzbaecher,
                                            Vice President and
                                            Chief Financial Officer















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                               APPLIED POWER INC.

                                 EXHIBIT INDEX
                                       TO
                            FORM 8-K CURRENT REPORT
                      Date of Report:  September 10, 1996




Exhibit                                                                 Filed
Number                 Description                                     Herewith
- - -------                -----------                                     --------

 99                    Press Release                                     X
                       dated August 28, 1996
                       regarding signing of definitive
                       agreement to acquire Everest
                       Electronic Equipment, Inc.

















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